Exhibit 10.1

EXECUTION COPY
[COOPER]
SECOND AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
     THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 9, 2007, is entered into among COOPER RECEIVABLES LLC (the “Seller”), COOPER TIRE & RUBBER COMPANY (the “Servicer”), MARKET STREET FUNDING LLC, as Related Committed Purchaser and as Conduit Purchaser and PNC BANK, NATIONAL ASSOCIATION, as administrator (the “Administrator”) and as Purchaser Agent for the Market Street Purchaser Group.
RECITALS
     1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of August 30, 2006 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendment to the Agreement. The definition of “Specifically Reserved Dilution Amount” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Specifically Reserved Dilution Amount” means, at any time of determination, the sum of (i) the “Cooper Tire Volume Rebate Liability”, which shall equal the amount recorded on the books and records of Cooper Tire as the aggregate accrued liability for future volume rebate payments of all Originators at such time and (ii) the “Cooper Tire Marketing and Merchandising Reserve”, which shall equal the amount recorded on the books and records of Cooper Tire as the aggregate accrued liability for marketing and merchandising customer incentive payments for all Originators at such time.
     SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser and the Purchaser Agent as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COOPER RECEIVABLES LLC, as Seller

By:	/s/ Charles F. Nagy
Name: Charles F. Nagy
Title: Assistant Treasurer

By:	/s/ Stephen O. Schroeder
Name: Stephen O. Schroeder
Title: President and Treasurer

COOPER TIRE & RUBBER COMPANY, as Servicer

By:	/s/ Philip G. Weaver
Name: Philip G. Weaver
Title: Vice President & Chief Financial Officer

By:	/s/ Stephen O. Schroeder
Name: Stephen O. Schroeder
Title: Vice President and Treasurer
(STAMP)
Second Amendment to RPA (Cooper)

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Consented and Agreed;

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser and as Conduit
Purchaser

By:	/s/ Doris J. Hearn Name: Doris J. Hearn
Title: Vice President
Second Amendment to RPA (Cooper)

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